================================================================================



                           [THE INTERSTATE FUND LOGO]

                                  ANNUAL REPORT

                                 APRIL 30, 2001



================================================================================

LETTER FROM THE PRESIDENT OF INTERSTATE ADVISORS, INC. AND
MARKET COMMENTARY FOR THE PERIOD ENDED APRIL 30, 2001
================================================================================


Dear Fellow Shareholders:

The Interstate Fund began operation on July 5, 2000 at a time when the equity markets were in a transition from bull to bear. By the time the fund began operation, the Nasdaq "bubble" had already burst, although that was not readily apparent. There was still hope then among many investors that the economy would resume its dramatic growth, while a few others were feeling the economy would slow significantly. This difference of opinion made for a "tug of war" effect through the summer and into the early fall.

At the heart of this daily debate in the marketplace was the effect of interest rates on corporate profits - especially in the technology area. By November, slowing corporate profits, combined with a bizarre presidential election, resulted in a severe decline for that month. Things brightened in December and January as the Fed relaxed its interest rate policy and began to reduce rates. By February, though, many felt the Fed had not acted quickly enough to stem the tide of dramatically falling corporate profits and a potentially recessionary economy. This set up a vicious nine week declining period that lasted until early April. No industry group was spared from the fearful reaction of traders and investors alike. For the first time ever, all 28 mutual fund categories monitored by Lipper and Co. posted losses in the first quarter of 2001.

If someone had asked me to explain fund performance in the fall of 2000, I would have responded with simply, "Semiconductors." In the fall, the fund was overweighed in this area, and as earnings reports came in negative, they declined dramatically. At the same time, we held a number of financial and defensive stocks (food, beverage, pharmaceuticals) that helped cushion the technology decline to some degree. Admittedly, there was not enough protection, including a 15% cash position, to offset the rapid destruction of that part of the fund.

By March 2001, performance was being negatively impacted by virtually all other industry groups. Technology was already well into its decline, so now it was time for all other areas to take their turn in the bear market. This disparity is a phenomenon that historically occurs at the end of bear markets, so indications were that the market had reached bottom on March 22nd. Indeed I relayed that thought to a few close associates, seeing that trading sentiment was extremely negative, many stocks were at ridiculously low levels, non-technology stocks were under performing the technology issues, and many companies had announced corporate repurchase programs. Even CNBC could only seem to feature the most bearish of analysts and negative of commentary on its broadcasts.

My feelings were confirmed on April 4th when Richard Arms announced that the reading on his market indicator had hit a significant level. Arms had developed his indicator in 1962 using input from both market prices and trading volume. This little known, but very accurate, indicator has shown a reading above 1.6 at every major market bottom since 1969. On April 4th, 2001, the Arms index reached that level for the first time since the 1994 bottom.

The Interstate Fund began during one of the most challenging periods in history. Still, one of the many daily challenges we face is in trying to position a long term portfolio within a

LETTER FROM THE PRESIDENT OF INTERSTATE ADVISORS, INC. AND MARKET
COMMENTARY FOR THE PERIOD ENDED APRIL 30, 2001 (CONTINUED)
================================================================================


market mindset that is very short term oriented. Nonetheless, the Interstate Fund continues to invest in those areas that, longer term, should benefit the most in a declining interest rate environment, (primarily being selected technology and financial related companies). It is our view that those companies that performed so well in 2000 (specifically energy, health care and consumer staples) will not be the leaders over the next two years. Instead, technology companies with earnings visibility, sound management and product innovation should outperform the market, along with those specialty finance companies that have strong franchises.

The methodology of the Interstate Fund remains to invest in those companies whose primary characteristic is either accelerating earnings, an earnings surprise or good earnings visibility. Secondarily is to purchase that earnings stream at a price that we consider reasonable and not overly excessive. Fundamental factors, such as product innovation and market share, corporate management and peer group strength are also taken into consideration before purchase. In addition to stock selection, overall portfolio diversification and cash positions are critical elements in reducing risk. These factors are examined daily in accordance with general market conditions in order to strive for a favorable risk/reward ratio.

Arthur D. Lyons
President
Interstate Advisors, Inc.

FUND OVERVIEW
================================================================================

                                INVESTMENT GOAL

            The Interstate Fund seeks long-term capital appreciation.

                                 INCEPTION DATE

                                  July 5, 2000



            TEN LARGEST HOLDINGS (% OF NET ASSETS - APRIL 30, 2001)

US Bankcorp ......................................      10.94%
First Data Corp ..................................       4.43%
International Rectifier ..........................       4.35%
Household International Inc ......................       4.32%
AmeriCredit Corp .................................       4.23%
UCBH Holdings Inc ................................       3.63%
Citigroup Inc ....................................       3.61%
Electronic Data Systems Corp .....................       3.53%
Tyco International Ltd ...........................       3.50%
Scientific-Atlanta Inc ...........................       3.16%

Top Ten ..........................................      45.70%


The top 10 holdings are presented to illustrate examples of the securities that the Fund has bought and may not be representative of the Fund's current or future investments.


                             SECTOR DIVERSIFICATION


                                                                 FUND
Aerospace/Defense ..........................................     3.64%
Beverage ...................................................     4.40%
Commercial Services ........................................     3.09%
Computer ...................................................     4.15%
Electronics ................................................     7.24%
Energy .....................................................     4.30%
Financial ..................................................    17.16%
Healthcare .................................................     2.06%
Homebuilding ...............................................     2.51%
Insurance ..................................................     2.34%
Internet ...................................................     2.72%
Manufacturing ..............................................     6.38%
Pharmaceutical .............................................     3.44%
Retail .....................................................     4.82%
Semiconductor ..............................................     7.57%
Software ...................................................    12.29%
Telecommunications .........................................     3.16%
Money Market Mutual Funds ..................................     0.48%
Commercial Paper ...........................................    10.94%
Other Assets in Excess of Liabilities ......................    (2.69)%
                                                               ------
          Net Assets .......................................      100%

================================================================================

Comparison of Change in Value of $10,000 Investment in The Interstate Fund and the S&P 500 Index.

                                     [CHART]

                                   PERFORMANCE
                              AS OF APRIL 30, 2001

CUMULATIVE TOTAL RETURN SINCE INCEPTION (JULY 5, 2000)      (12.29)%


The total return figures represent past performance and are not indicative of future results.

Total returns for the Fund reflect reinvestment of all dividends, capital gains distributions and all fee waivers. Without the fee waivers, the total return figures would have been lower. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

DEFINITION OF INDICES

The STANDARD & POOR'S 500(R) INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

INDEPENDENT AUDITORS' REPORT
================================================================================


[DELOITTE & TOUCHE LLP LOGO]


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS,
FINANCIAL INVESTORS TRUST:

We have audited the accompanying statement of assets and liabilities of the Interstate Fund of Financial Investors Trust, including the statement of investments, as of April 30, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the period from July 5, 2000 (date of inception) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Interstate Fund of Financial Investors Trust as of April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 5, 2000 (date of inception) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
June 4, 2001

[DELOITTE TOUCHE TOHMATSU INTERNATIONAL LOGO]

THE INTERSTATE FUND
================================================================================

STATEMENT OF INVESTMENTS
April 30, 2001


                                                 SHARES         MARKET VALUE*
                                                 ------         -------------


COMMON STOCKS - 91.27%

AEROSPACE / DEFENSE
     Esterline Technologies Corp**                3,900              76,050
     Boeing Co                                    2,000             123,600
                                                                 ----------
     TOTAL AEROSPACE / DEFENSE                                      199,650
                                                                 ----------

BEVERAGE
     Pepsi Bottling Group Inc Com**               3,300             132,066
     PepsiCo Inc                                  2,500             109,525
                                                                 ----------
     TOTAL BEVERAGE                                                 241,591
                                                                 ----------

COMMERCIAL SERVICES
     Quanta Svcs Inc**                            6,600             169,554
                                                                 ----------
     TOTAL COMMERCIAL SERVICES                                      169,554
                                                                 ----------

COMPUTER
     Electronic Data Systems Corp                 3,000             193,500
     Sun Microsystems Inc**                       2,000              34,240
                                                                 ----------
     TOTAL COMPUTER                                                 227,740
                                                                 ----------

ELECTRONICS
     Arrow Electronics Inc**                      5,800             162,400
     C&D Technologies Inc                         4,500             159,660
     Marine Drilling Cos Inc**                    2,500              74,925
                                                                 ----------
     TOTAL ELECTRONICS                                              396,985
                                                                 ----------

ENERGY
     Dynegy Inc Cl A**                            1,800             104,130
     Flextronics Intl Ltd**                       4,900             131,761
                                                                 ----------
     TOTAL ENERGY                                                   235,891
                                                                 ----------

FINANCIAL
     AmeriCredit Corp.**                          5,000             231,800
     Citigroup Inc                                4,033             198,222
     Household International Inc                  3,700             236,874
     Silicon Valley Bancshares**                  3,000              75,180
     UCBH Holdings Inc                            7,200             198,864
                                                                 ----------
     TOTAL FINANCIAL                                                940,940
                                                                 ----------

HEALTHCARE
     Laboratory Corp Amer Bldgs**                   800             112,800
                                                                 ----------
     TOTAL HEALTHCARE                                               112,800
                                                                 ----------

THE INTERSTATE FUND
================================================================================

STATEMENT OF INVESTMENTS (CONTINUED)
April 30, 2001


                                                 SHARES        MARKET VALUE*
                                                 ------        -------------


COMMON STOCKS (CONTINUED)

HOMEBUILDING
     Ryland Group Inc                             2,900             137,779
                                                                 ----------
     TOTAL HOMEBUILDING                                             137,779
                                                                 ----------

INSURANCE
     PMI Group Inc.                               2,000             128,600
                                                                 ----------
     TOTAL INSURANCE                                                128,600
                                                                 ----------

INTERNET
     Globespan**                                  2,400              52,800
     TMP Worldwide Inc**                          2,000              96,480
                                                                 ----------
     TOTAL INTERNET                                                 149,280
                                                                 ----------

MANUFACTURING
     SPX Corp**                                   1,400             157,654
     Tyco Intl Ltd                                3,600             192,132
                                                                 ----------
     TOTAL MANUFACTURING                                            349,786
                                                                 ----------

PHARMACEUTICAL
     Biovail Corp**                               2,000              78,560
     Elan PLC ADR**                               2,200             110,330
                                                                 ----------
     TOTAL PHARMACEUTICAL                                           188,890
                                                                 ----------

RETAIL
     Brinker International Inc**                  3,250              93,275
     Federated Dept Stores Inc**                  2,400             103,152
     Kroger Co**                                  3,000              67,770
                                                                 ----------
     TOTAL RETAIL                                                   264,197
                                                                 ----------

SEMICONDUCTOR
     Fairchild Semiconductor Intl**               4,900              88,690
     International Rectifier**                    4,300             238,650
     Mattson Technology**                         5,000              87,850
                                                                 ----------
     TOTAL SEMICONDUCTOR                                            415,190
                                                                 ----------

SOFTWARE
     Adobe Sys Inc                                3,000             134,760
     First Data Corp                              3,600             242,784
     Oracle Corp**                                5,000              80,800
     Peregrine Systems Inc**                      4,000             103,120
     Verity Inc. Com**                            5,000             112,600
                                                                 ----------
     TOTAL SOFTWARE                                                 674,064
                                                                 ----------

THE INTERSTATE FUND
================================================================================


STATEMENT OF INVESTMENTS (CONTINUED)
April 30, 2001


                                                             SHARES          MARKET VALUE*
                                                             ------          -------------

COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS
     Scientific-Atlanta Inc                                   3,000              173,190
                                                                              ----------
     TOTAL TELECOMMUNICATIONS                                                    173,190
                                                                              ----------

TOTAL COMMON STOCKS                                                            5,006,127
                                                                             ----------
(Cost $4,920,339)

MONEY MARKET MUTUAL FUNDS - 0.48%
     Firstar Treasury                                        26,310               26,310
                                                                              ----------

TOTAL MONEY MARKET MUTUAL FUNDS                                                   26,310
                                                                              ----------
(Cost $26,310)

COMMERCIAL PAPER - 10.94%
US Bancorp 5/1/01 4.50%                                     600,000              600,000
                                                                              ----------

TOTAL COMMERCIAL PAPER                                                           600,000
                                                                              ----------
(Cost $600,000)

TOTAL INVESTMENTS - 102.24%                                                    5,632,437
                                                                              ----------
(Cost $5,546,648)

Liabilities in Excess of Other Assets - (2.24)%                                 (147,668)
                                                                              ----------

NET ASSETS - 100%                                                              5,484,769
                                                                              ==========



* - See notes to financial statements.
** - Non-income producing security
Cl - Class
ADR - American Depositary Receipt


A sufficient amount of liquid assets has been designated to cover outstanding written options as follows:

                                 PRINCIPAL
                                 CONTRACTS
                                 SUBJECT TO    EXPIRATION    EXERCISE    PREMIUM    MARKET
                                   CALL          DATE         PRICE      RECEIVED    VALUE
                                 ----------    ----------    --------    --------   ------
Pepsi Bottling Group Inc Com        33          6/16/01         40         4,334     7,425
Dynegy Inc CI A                     18          6/16/01         50        13,887    17,280
                                                                          ------    ------
                                                                          18,221    24,705
                                                                          ------    ------

THE INTERSTATE FUND
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001



ASSETS:

Investments, at value (Cost- $5,546,648) .......................................   $ 5,632,437
Receivable for investments sold ................................................        27,566
Receivable from adviser ........................................................        19,245
Interest and dividend receivable ...............................................           744
Prepaid and other assets .......................................................           678
                                                                                   -----------
     Total assets ..............................................................     5,680,670
                                                                                   -----------

LIABILITIES:
                                                                                        24,705
Options written, at value (premiums received $18,221 {Note 4}) .................       140,768
Payable for investments purchased ..............................................         3,822
Accrued administration fee .....................................................         3,594
Accrued fund accounting fee ....................................................         2,931
Accrued transfer agent fee .....................................................         1,451
Accrued 12b-1 fee ..............................................................        18,630
                                                                                   -----------
Other payables and accrued expenses ............................................       195,901
                                                                                   -----------
NET ASSETS .....................................................................   $ 5,484,769
                                                                                   ===========

COMPOSITION OF NET ASSETS

Paid in capital ................................................................   $ 6,221,746
Accumulated net realized loss on investments and options written ...............      (739,477)
Accumulated net realized loss on futures .......................................       (69,950)
Net unrealized appreciation on investments and options written .................        79,305
Over-distributed net investment income .........................................        (6,855)
                                                                                   -----------
NET ASSETS .....................................................................   $ 5,484,769
                                                                                   ===========

NET ASSET VALUE PER SHARE
Net Assets .....................................................................   $ 5,484,769
Shares of Beneficial Interest Outstanding ......................................       625,800
Net Asset Value Per Share ......................................................   $      8.76


See notes to financial statements.

THE INTERSTATE FUND
================================================================================


STATEMENT OF OPERATIONS
For the Period July 5, 2000 (inception) to April 30, 2001

INVESTMENT INCOME
Interest                                                      $  22,226
Dividends                                                        15,709
                                                              ---------
     Total Income                                                37,935
                                                              ---------

EXPENSES
Investment advisory fee (Note 5)                                 41,804
Administration fee (Note 5)                                      36,864
Fund accounting                                                  26,726
Transfer agency                                                  24,556
Legal                                                             4,619
Audit                                                             9,872
Registration                                                      8,438
Custody                                                           7,128
12b-1 Fee (Note 5)                                               10,451
Other                                                             4,693
                                                              ---------
     Total Expenses                                             175,151
Waiver of Expenses (Note 5)                                     (41,804)
Adviser Reimbursement                                           (70,643)
                                                              ---------
        Net Expenses                                             62,704
                                                              ---------

NET INVESTMENT LOSS                                             (24,769)
                                                              ---------

Net realized loss on investments and options written           (739,477)
Net realized loss on futures                                    (69,950)
Net change in unrealized appreciation on investments
  and options written                                            79,305
                                                              ---------

Net Realized and Unrealized Loss                               (730,122)
                                                              ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(754,891)
                                                              =========


See notes to financial statements.

THE INTERSTATE FUND
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
For the period July 5, 2000 (inception) to April 30, 2001



INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss                                                        $   (24,769)
  Net realized loss on investments                                              (809,427)
  Net change in unrealized appreciation/depreciation on investments               79,305
                                                                             -----------
  Net decrease in net assets from operations                                    (754,891)
                                                                             -----------

DISTRIBUTIONS:
  Distributions from net investment income                                        (5,915)
                                                                             -----------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                                 6,882,442
  Reinvested dividends                                                             5,915
  Cost of shares redeemed                                                       (642,782)
                                                                             -----------
  Net increase in net assets from share transactions                           6,245,575
                                                                             -----------

NET INCREASE IN NET ASSETS                                                     5,484,769
                                                                             -----------

NET ASSETS:
  Beginning of period                                                                  0
                                                                             -----------
  End of period [includes over-distributed net investment income
  of ($6,855)]                                                               $ 5,484,769
                                                                             ===========


See notes to financial statements.

THE INTERSTATE FUND
================================================================================


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                             FOR THE PERIOD JULY 5,
                                                                                2000 (INCEPTION)
                                                                               TO APRIL 30, 2001
                                                                             ----------------------

SELECTED PER-SHARE DATA:

Net asset value - beginning of period                                              $      10.00
                                                                                   ------------

Income from investment operations:
  Net investment loss                                                                     (0.04)
  Net realized and unrealized loss on investments                                         (1.19)
                                                                                   ------------

  Total loss from investment operations                                                   (1.23)
                                                                                   ------------

Distributions:
  Distributions from net investment income                                                (0.01)
                                                                                   ------------

Net asset value - end of period                                                    $       8.76
                                                                                   ------------
Total Return                                                                             (12.29)%
                                                                                   ------------

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000)                                                    $      5,485
                                                                                   ------------
Ratio of expenses to average net assets(1)                                                 1.50%
                                                                                   ------------
Ratio of net investment loss to average net assets(1)                                     (0.59)%
                                                                                   ------------
Ratio of expenses to average net assets without fee waivers(1)                             4.17%
                                                                                   ------------
Ratio of net investment loss to average net assets without fee waivers(1)                 (3.27)%
                                                                                   ------------
Portfolio turnover rate(2)                                                                  130%
                                                                                   ------------


(1) Annualized

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of the such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period from July 5, 2000 (inception) to April 30, 2001 were $11,287,880 and $5,646,286, respectively.

See notes to financial statements.

THE INTERSTATE FUND
================================================================================


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

         Financial Investors Trust (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to The Interstate Fund (the "Fund"). The financial statements of the remaining portfolios of the Trust are presented separately.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

         INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

         FEDERAL INCOME TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

         At April 30, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover of $244,105, expiring in 2009. The Fund intends to elect to defer to its fiscal year ending April 30, 2002, $565,322 of losses recognized during the period November 1, 2000, to April 30, 2001.

         CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year form net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended April 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $23,829. Undistributed net investment income was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

THE INTERSTATE FUND
================================================================================

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

         DIVIDENDS: The Fund will declare and pay dividends from net investment income, if any, annually in December. Dividends from net realized gains, if any, are declared at least once a year. Dividends to shareholders are recorded on the ex-dividend date.

         OPTION CONTRACTS: The Fund may purchase or write options contracts to manage its exposure to changing interest rates and security prices. Options involve to varying degrees, elements of market risk and risks possibly in excess of the amount recognized in the Statement of Assets and Liabilities. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. The risk of loss from purchasing options is limited to initial amounts invested, while the risk of loss from writing options may be unlimited. Options are valued using the last sale price or, in the absence of a sale, the last offering price.

         FUTURES CONTRACTS: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

         OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

THE INTERSTATE FUND
================================================================================

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

         On April 30, 2001, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the year ended April 30, 2001 were as follows:

                              AMOUNT                 SHARES
                           ------------           ------------
Shares sold                $  6,882,442                689,909
Shares reinvested                 5,915                    676
Shares redeemed                (642,782)               (64,785)
                           ------------           ------------
Net increase               $  6,245,575                625,800
                           ============           ============


3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

AS OF APRIL 30, 2001
Gross appreciation (excess of value over tax cost)          $   656,541
Gross depreciation (excess of tax cost over value)             (577,236)
                                                            -----------
Net unrealized appreciation                                 $    79,305
                                                            ===========
Cost of investments for income tax purposes                 $ 5,528,427
                                                            ===========


4. CALL OPTIONS WRITTEN

     Transactions in options written during the period July 5, 2000 (inception) through April 30, 2001 were as follows:

                                                      NUMBER OF
                                                      CONTRACTS     PREMIUM
                                                      ---------     -------
Options outstanding at July 5, 2000 (inception)             0       $      0
Options written during the period                         172         52,581
Options exercised during the period                       (66)       (16,105)
Options cancelled or expired during the period            (55)       (18,255)
                                                      -------       --------
Options outstanding at April 30, 2001                      51       $ 18,221
                                                      =======       ========

5. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION PLAN, AND OTHER RELATED PARTY TRANSACTIONS

         Interstate Advisors, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets up to $500 million, 0.75% of the Fund's average daily net assets on the next $500 million and 0.50% of the Fund's average daily net assets in excess of $1 billion. The Adviser has contractually agreed to waive a portion of its fees so that the total annual expenses of the Fund will not exceed the voluntary expense limitations adopted by the Adviser until at least April 30, 2002. After that date, the fee waivers by the Adviser are

THE INTERSTATE FUND
================================================================================

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

voluntary and may be terminated at any time. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to the Fund. ALPS is entitled to receive a fee from the Fund, computed daily and payable monthly, at the annual rate of the greater of $45,000 per year or 0.05% of the average daily net assets.

         The Trustees have adopted a Distribution Plan on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payment of a fee to ALPS Distributors, Inc. at the annual rate of up to .25% of the average daily net assets.

         Shareholders holding more than 10% of the Funds' outstanding shares as of April 30, 2001 constituted 87.14% of the Fund.

6.  SHAREHOLDER TAX INFORMATION

         100% of the dividends paid by the Interstate Fund from net investment income qualify for the corporate dividends received deduction.

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================


This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.


                               INVESTMENT ADVISER
                            Interstate Advisors, Inc.
                          125 TownPark Drive, Suite 300
                             Kennesaw, Georgia 30144

                ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
                        ALPS Mutual Funds Services, Inc.
                             370 Seventeenth Street
                                   Suite 3100
                             Denver, Colorado 80202

                                  DISTRIBUTOR
                            ALPS Distributors, Inc.
                             370 Seventeenth Street
                                   Suite 3100
                             Denver, Colorado 80202

                                  LEGAL COUNSEL
                           Davis, Graham & Stubbs LLP
                             1550 Seventeenth Street
                                    Suite 500
                             Denver, Colorado 80202

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                             555 Seventeenth Street
                                   Suite 3600
                             Denver, Colorado 80202

                                   CUSTODIAN
                                  Firstar Bank
                               425 Walnut Street
                             Cincinnati, Ohio 45202

            MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
                FOR MORE INFORMATION, PLEASE CALL 1-888-761-9525.

================================================================================